UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                       Proxy Statement Pursuant to Section
                             14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


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                                    CPI Corp.
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                (Name of Registrant as Specified In Its Charter)

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CPI CORP.
NEWS FOR IMMEDIATE RELEASE               FOR RELEASE FEBRUARY 2, 2004
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FOR INFORMATION, CONTACT:

NAME         Jane Nelson                 FROM        CPI Corp.
ADDRESS      1706 Washington Avenue      CITY        St. Louis
STATE, ZIP   Missouri 63103              TELEPHONE   (314) 231-1575

                                   FOR FURTHER INFORMATION AT THE
                                   ABERNANTHY MACGREGOR GROUP
                                   Chuck Burgess or Steve Frankel, New York,
                                   212-371-5999

FOR IMMEDIATE RELEASE
MONDAY, FEBRUARY 2, 2004


CPI BOARD SETS RECORD DATE

St. Louis, February 2, 2004 - CPI Corp. (NYSE:CPY) today announced that its Board of Directors has set a record date of February 12, 2004 for the consent solicitation initiated by a small group of minority stockholders led by Knightspoint Partners.

     CPI HAS FILED PRELIMINARY MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION IN OPPOSITION TO THE CONSENT SOLICITATION. STOCKHOLDERS ARE URGED TO READ CPI'S MATERIALS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. YOU MAY OBTAIN A FREE COPY OF THESE MATERIALS BY ACCESSING THE SEC'S WEB SITE AT WWW.SEC.GOV, OR THE COMPANY'S WEB SITE AT WWW.CPICORP.COM. DEFINITIVE VERSIONS OF CPI'S OPPOSITION MATERIALS WILL BE MAILED TO CPI'S STOCKHOLDERS WHEN APPROVED BY THE SEC. CPI'S STOCKHOLDERS MAY ALSO OBTAIN, WITHOUT CHARGE, A COPY OF CPI'S OPPOSITION MATERIALS BY CALLING CPI'S INFORMATION AGENT, MORROW & CO., INC., AT 1-(877)-366-1576.

     INFORMATION ABOUT THE IDENTITY OF THE PARTICIPANTS IN THE SOLICITATION AND A DESCRIPTION OF THEIR INTERESTS CAN BE FOUND IN CPI'S PRELIMINARY PROXY STATEMENT FILED WITH THE SEC ON JANUARY 29, 2004.

ABOUT CPI

     CPI Corp. is a portrait photography company offering studio photography services in the United States, Puerto Rico, and Canada through Sears Portrait Studios and in Mexico in Soriana and its City Club format. The Company also provides mobile photography services in the United States to childcare centers, sports associations and at events through Every Day Expressions(R). In addition, the Company operates searsphotos.com, an on-line photofinishing service as well as a vehicle for the Company's customers to archive, share portraits via email and order additional portraits and products.

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